UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2011
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33401 (Commission File Number)	20-5490327 (IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)	On May 12, 2011, Cinemark Holdings, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”).

(b)	There were four items submitted to stockholders at the Annual Meeting.
1.	To elect four Class I directors to serve for three years on our Board of Directors;

2.	To approve and ratify the appointment of Deloitte & Touche, LLP as our independent registered public accountant for the fiscal year ending December 31, 2011;

3.	To hold an advisory vote on executive compensation; and

4.	To hold an advisory vote on frequency of vote on executive compensation;
      The items are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 29, 2011.
      The final voting results were as follows:
Item 1: Election of Directors
All nominees proposed for the Class of 2014 were elected. Stockholders cast votes for these nominees as follows:

Nominee	For	Withheld	Broker Non-Votes
Steven P. Rosenberg	97,772,154	378,043	9,181,955
Enrique F. Senior	97,773,075	377,122	9,181,955
Donald G. Soderquist	97,768,544	381,653	9,181,955
Roger T. Staubach	97,479,623	670,574	9,181,955
Item 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
This item gave stockholders the opportunity to vote to ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for 2011. Stockholders cast votes for the ratification as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of the Appointment of Independent Registered Public Accounting Firm	107,038,683	55,264	238,205	—
Item 3: Advisory Vote on Executive Compensation
The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote on Executive Compensation	90,480,792	677,593	6,991,812	9,181,955

Item 4: Advisory Vote on Frequency of Vote on Executive Compensation
The selection, on a non-binding, advisory basis, of the frequency of future stockholder votes on the compensation of the Company’s named executive officers.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of Advisory Vote on Executive Compensation	86,892,500	802,654	3,486,640	6,968,403	9,181,955
Based on the results of the advisory vote on Item 4, the Company’s Board of Directors at its meeting on May 12, 2011, determined that the Company will hold, on a non-binding, advisory basis an annual vote on the compensation of named executive officers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: May 17, 2011

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